UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
June 9, 2005

RAPTOR NETWORKS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

                                        Colorado                                              333-74846                                           84-1573852
                                   (State or other                                 (Commission File Number)                            (IRS Employer
                             jurisdiction of incorporation)                                                                                  Identification Number)

1241 E. Dyer Road, Suite 150
Santa Ana, CA 92705
(Address of Principal Executive Offices)

(949) 623-9300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Unregistered Sales of Equity Securities

                As previously disclosed in Raptor Networks Technology, Inc.’s (referred to herein as the “Company”) Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 16, 2005, on March 22, 2005, the Company signed an agreement with a private placement agent for the private placement of the Company’s common stock and warrants to purchase common stock, on a “best efforts” basis (the “Private Placement”). A combination of the common stock and warrants are sold as “units,” with each unit consisting of four shares of common stock and one warrant. The price per unit is $2.00.  Pursuant to the terms of the agreement, the minimum amount to be raised in the private placement is $500,000 and the maximum amount is $6,500,000 (with the placement agent having an option to increase the maximum offering size by up to twenty percent).  The closing of the first and second rounds of the Private Placement were previously disclosed in Item 3.02 of the Company’s Current Report on Form 8-K filed May 20, 2005.

                On May 31, 2005, the Company closed the third round of the Private Placement.  On that date, the Company received gross proceeds of Two Hundred Eighty-Five Thousand Dollars ($285,000) from various private-party accredited investors.  The net proceeds to the Company were Two Hundred Fifty Thousand Eight Hundred Dollars ($250,800) after the payment of a 12% placement fee to the placement agent.  Pursuant to the terms of the Private Placement, the investors shall receive 570,000 shares of the Company’s common stock and 142,500 Series G Warrants.  The Series G Warrants have an exercise price of $2.50 per share of common stock, expire five years from the date of issuance, and are callable by the Company the first day after the 30-trading-day average price of the Company’s common stock exceeds $3.50 per share.

                In addition, pursuant to the terms of the Private Placement, the Company shall issue the placement agent 85,500 Series H Warrants, which have an exercise price of $0.50 per share of common stock.  The Series H Warrants shall expire on the earlier of (i) the day preceding the second anniversary of the date of issuance or (ii) upon a merger, acquisition, consolidation, sale of voting control or sale of substantially all of the assets of the Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation.

                On June 10, 2005, the Company closed the fourth round of the Private Placement.  On that date, the Company received gross proceeds of Four Hundred Sixty-Five Thousand Dollars ($465,000) from various private-party accredited investors.  The net proceeds to the Company were Four Hundred Nine Thousand Two Hundred Dollars ($409,200) after the payment of a 12% placement fee to the placement agent.  Pursuant to the terms of the Private Placement, the investors shall receive 930,000 shares of the Company’s common stock and 232,500 Series G Warrants.  The Series G Warrants have an exercise price of $2.50 per share of common stock, expire five years from the date of issuance, and are callable by the Company the first day after the 30-trading-day average price of the Company’s common stock exceeds $3.50 per share.

                In addition, pursuant to the terms of the Private Placement, the Company shall issue the placement agent 139,500 Series H Warrants, which have an exercise price of $0.50 per share of common stock.  The Series H Warrants shall expire on the earlier of (i) the day preceding the second anniversary of the date of issuance or (ii) upon a merger, acquisition, consolidation, sale of voting control or sale of substantially all of the assets of the Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation.

                The sales of securities described above were made in reliance upon the exemption from registration available under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers provided written assurances that they were accredited investors (as defined in Rule 501(a) of the Securities Act).  The securities shall be issued with the appropriate restrictive legend.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                On March 8, 2005, the Company’s Board of Directors (“Board of Directors”) adopted resolutions approving an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 75,000,000 from 50,000,000 (the “Article Amendment”).  The Article Amendment was discussed in the Company’s Proxy Statement for the Company’s 2005 Annual Meeting of Shareholders (the “Shareholders’ Meeting”), which was filed with the Securities and Exchange Commission on May 10, 2005.  At the Shareholders’ Meeting, which was held on June 9, 2005, the Company’s shareholders approved the Article Amendment.  The Article Amendment became effective upon its filing with the Colorado Secretary of State on June 9, 2005.

                The description of the Article Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment to Articles of Incorporation attached hereto as Exhibit 3.1 and incorporated by this reference into this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

                (a)           Financial Statements.                                          Not Applicable

                (b)           Pro Forma Financial Information.                      Not Applicable

                (c)           Exhibits

                                Exhibit Number                     Description

                                3.1                                           Articles of Amendment to Articles of Incorporation

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2005                                                                          RAPTOR NETWORKS TECHNOLOGY, INC.

                                                                                                         By:  /s/ Bob van Leyen
                                                                                                                Bob van Leyen
                                                                                                                Secretary/Chief Financial Officer